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                                                                    Exhibit 99.6
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                   FORM OF PROXY TO BE USED IN CONNECTION WITH

                       SPECIAL MEETING OF SHAREHOLDERS OF

                            PARK NATIONAL CORPORATION


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[X]PLEASE MARK VOTES                   REVOCABLE PROXY
   AS IN THIS EXAMPLE              PARK NATIONAL CORPORATION



                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 12, 2001
                      THIS PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS OF
                            PARK NATIONAL CORPORATION

       The undersigned holder(s) of common shares of Park National Corporation, an Ohio corporation (the "Company"), hereby constitutes and appoints James J. Cullers, R. William Geyer and John L. Warner, or any of them, the Proxy or Proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders (the "Special Meeting") of the Company to be held on March 12, 2001, at the offices of The Park National Bank, 50 North Third Street, Newark, Ohio, at 9:00 a.m., local time, and any adjournment thereof, and to vote all of the common shares of the Company which the undersigned is entitled to vote at the Special Meeting, or at any adjournment thereof, as follows:



1.   TO  ADOPT THE AGREEMENT AND PLAN OF MERGER BETWEEN PARK NATIONAL                FOR     AGAINST   ABSTAIN
     CORPORATION AND SECURITY BANC CORPORATION, DATED AS OF NOVEMBER 20, 2000, A     [ ]       [ ]       [ ]
     COPY OF WHICH IS INCLUDED AS APPENDIX A TO THE JOINT PROXY
     STATEMENT/PROSPECTUS FOR THE SPECIAL MEETING, WHICH ACCOMPANIED THIS PROXY
     CARD.

2. IN THEIR DISCRETION, UPON ANY OTHER BUSINESS (NONE KNOWN AT THE TIME OF SOLICITATION OF THIS PROXY) WHICH PROPERLY COMES BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

     ALL PROXIES PREVIOUSLY GIVEN OR EXECUTED BY THE UNDERSIGNED ARE HEREBY REVOKED. Receipt is acknowledged of the accompanying Notice of Special Meeting of Shareholders and Joint Proxy Statement/Prospectus for the March 12, 2001 meeting.

Please be sure to sign and date this proxy card in the
boxes below and to the right:                          DATE [                  ]

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SHAREHOLDER SIGN TO RIGHT                     CO-HOLDER (IF ANY) SIGN TO RIGHT


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   Detach above card, sign, date and mail in postage-paid envelope provided.

                            PARK NATIONAL CORPORATION

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         A VOTE FOR PROPOSAL NO. 1 IS RECOMMENDED BY THE BOARD OF DIRECTORS OF
THE COMPANY. WHERE A CHOICE IS INDICATED, THE COMMON SHARES REPRESENTED BY THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED OR NOT VOTED AS SPECIFIED. IF NO CHOICE IS INDICATED, THE COMMON SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED FOR PROPOSAL NO. 1. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT, THE COMMON SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH MATTERS.

         Please sign exactly as your name appears hereon. If common shares are registered in two names, both shareholders should sign. When signing as Executor, Administrator, Trustee, Guardian, Attorney or Agent, please give full title as such. If shareholder is a corporation, please sign in full corporate name by President or other authorized officer. If shareholder is a partnership or other entity, please sign that entity's name by authorized person. (Please note any change of address on this proxy card.)

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           PARK NATIONAL CORPORATION.
         PLEASE ACT PROMPTLY -- SIGN, DATE & MAIL YOUR PROXY CARD TODAY

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